EXHIBIT 99.3

Restatement of the unaudited Condensed Consolidated Statement of Comprehensive Income, Condensed Consolidated Balance Sheet, Condensed Consolidated Statement of Cash Flows and Condensed Consolidated Statement of Changes in Stockholders' Equity and related notes, for and as of the three months ended March 31, 2015, of Platform Specialty Products Corporation ("Platform") included in Platform's quarterly report on Form 10-Q for the quarter ended March 31, 2015.
As previously disclosed in Platform's quarterly report on Form 10-Q for the quarter ended June 30, 2015, an error to goodwill and foreign currency translation adjustment of $72.8 million occurred relating to the acquisition of Arysta LifeScience Limited and was corrected as an out-of-period adjustment in such quarterly report.  Platform subsequently concluded that this previously disclosed error also had the effect of understating cash flows provided by operating activities and cash flows used in investing activities by $72.8 million, and therefore further concluded that the previously reported information should be restated.
The tables below present the impact of the restatement on the applicable statements and footnotes as of and for the thee month ended March 31, 2015:
Condensed Consolidated Statement of Comprehensive Income (Loss) (unaudited)

	Three Months Ended March 31, 2015
(in millions)	As Previously Reported	Adjustment	As Restated
Other comprehensive income (loss), before tax
Foreign currency translation adjustments:	$(425.3)	$72.8	$(352.5)

Total other comprehensive income (loss), net of tax	$(425.9)	$72.8	$(353.1)
Other comprehensive income (loss) attributable to common shareholders	(417.2)	72.8	(344.4)

Comprehensive income (loss)	$(443.5)	$72.8	$(370.7)
Comprehensive income (loss) attributable to common stockholders	(443.9)	72.8	(371.1)
Condensed Consolidated Balance Sheet (unaudited)

	March 31, 2015
(in millions)	As Previously Reported	Adjustment	As Restated
Assets
Goodwill	$2,908.9	$72.8	$2,981.7
Total Assets	8,067.9	72.8	8,140.7

Stockholders' Equity
Accumulated other comprehensive loss	$(547.8)	$72.8	$(475.0)
Total stockholders' equity	2,017.6	72.8	2,090.4
Total equity	2,126.7	72.8	2,199.5
Total liabilities, redeemable preferred shares and stockholders' equity	8,067.9	72.8	8,140.7

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended March 31, 2015
(in millions)	As Previously Reported	Adjustment	As Restated
Cash flows from operating activities:
Net cash flows (used in) provided by operating activities	$(70.0)	$72.8	$2.8
Cash flows from investing activities:
Acquisition of businesses, net of acquired cash	$(2,789.3)	$(72.8)	$(2,862.1)
Net cash flows used in investing activities	(2,218.3)	(72.8)	(2,291.1)
Condensed Consolidated Statement of Changes in Stockholder's Equity (unaudited)

	Other Comprehensive loss, net of taxes for the three months ended March 31, 2015
(in millions)	As Previously Reported	Adjustment	As Restated
Accumulated Other Comprehensive Loss	$(417.2)	$72.8	$(344.4)
Total Stockholders' Equity	(417.2)	72.8	(344.4)
Total Equity	(425.9)	72.8	(353.1)

	Balance at March 31, 2015
(in millions)	As Previously Reported	Adjustment	As Restated
Accumulated Other Comprehensive Loss	$(547.8)	$72.8	$(475.0)
Total Stockholders' Equity	2,017.6	72.8	2,090.4
Total Equity	2,126.7	72.8	2,199.5
In addition to the impacts on the above financial statements, the error correction had an impact on disclosures in the following footnotes to the quarterly report for the period ended March 31, 2015.
Note 2, Acquisitions of Businesses

(in millions)	Arysta Purchase Price Allocation
	As Previously Reported	Adjustment	As Restated
Consideration
Cash, net	$2,789.1	$72.8	$2,861.9

Goodwill	$1,697.1	$72.8	$1,769.9

Total purchase price	$3,435.0	$72.8	$3,507.8

Goodwill recorded in connection with the Arysta, CAS and Agriphar Acquisitions	$2,151.5	$72.8	$2,224.3

Note 5, Goodwill and Intangible Assets

	Changes in carrying amount of Agricultural Solutions goodwill for the three months ended March 31, 2015
(in millions)	As Previously Reported	Adjustment	As Restated
Additions from acquisitions	$1,697.1	$72.8	$1,769.9
Balance at March 31, 2015	1,986.8	72.8	2,059.6

	Changes in carrying amount of Total goodwill
(in millions)	As Previously Reported	Adjustment	As Restated
Additions from acquisitions	$1,697.1	$72.8	$1,769.9
Balance at March 31, 2015	2,908.9	72.8	2,981.7
Note 12, Accumulated Other Comprehensive (Loss) Income

	Changes in Other comprehensive income (loss) before reclassifications, net for the three month ended March 31, 2015
(in millions)	As Previously Reported	Adjustment	As Restated
Foreign Currency Translation Adjustments	$(425.3)	$72.8	$(352.5)
Accumulated Other Comprehensive Loss	(416.7)	72.8	(343.9)

	Balance at March 31, 2015
(in millions)	As Previously Reported	Adjustment	As Restated
Foreign Currency Translation Adjustments	$(547.5)	$72.8	$(474.7)
Accumulated Other Comprehensive Loss	(547.8)	72.8	(475.0)

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